Selective B cell ablation for autoimmune disease February 2020 Exhibit 99.1

The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This Presentation may contain “forward-looking statements” relating to our business, operations, and financial conditions, including, but not limited to, current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, the success, cost, and timing of our product candidate development activities and preclinical studies and clinical trials, our ability to obtain and maintain regulatory approval for our product candidates, our ability to commercialize our product candidates, future agreements with third parties in connection with the development or commercialization of our product candidates, the size and growth potential of the market for our product candidates, our ability to contract with third-party suppliers and manufacturers and our ability to develop internal manufacturing capabilities and facilities, the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing, and our ability to obtain and maintain intellectual property protection for our product candidates. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this Presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Disclaimer

Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases Our vision

# Key messages

## Leveraging CAR T experience to specifically target B cell-mediated **autoimmune diseases**

- Developing CAAR T products (Chimeric AutoAntibody Receptor T)
  - where there is a biologic opportunity for cure (over two dozen potential targets identified)
  - by designing CAARs to selectively eliminate ONLY pathogenic B cells displaying targeted antibody
  - while leveraging CART19 design and manufacturing experience from Penn anti-
Dsg

- DesCAARTes Phase 1 trial – DSG3-CAART in mucosal pemphigus vulgaris (PV) patients
  - progressing to support expected timelines
  - Orphan Drug Designation granted by the FDA in January 2020 for the treatment of PV
  - CABA Labs leading evaluation and development of risk mitigating approaches

- Expanding product pipeline with our CABA platform (Cabaletta Approach for selective B cell Ablation)
  - preclinical data published on PV, myasthenia gravis, and hemophilia A inhibitor
  - robust IP portfolio emerging with first US patent issued on lead program

- Planned catalysts in 2020
  - **DesCAARTes trial** – Report clinical acute tolerability (8 day) data from initial cohort
  - **MuSK-CAART** – Confirm *in vivo* target engagement and initiate IND-enabling studies
  - **Manufacturing independence** – Initiate validation of manufacturing for clinical trials with CMO[1]

1. Contract Manufacturing Organization

Cabaletta Bio™
4

Diversified with long-standing history of professional collaborations among team and with co-founders Leadership Steven Nichtberger, MD President, CEO & Chairman Scientific Advisory Board Board of Directors Michael Milone, MD PhD Co-chair, Co-founder Aimee Payne, MD PhD Co-chair, Co-founder Jay Siegel, MD Catherine Bollard, MD PhD Mark Simon Brian Daniels, MD Richard Henriques Gwendolyn Binder, PhD EVP Science & Technology David Chang, MD Chief Medical Officer Anup Marda Chief Financial Officer Brian Stalter General Counsel Arun Das, MD Senior Director BD Martha O’Connor Chief HR Officer

# Scientific platform and strategy



CAR T Therapy
CAAR T Therapy
CANCER CELL
HEALTHY B CELL
CD19
No Antibody-Mediated Immunity
Normal Immune System
PATHOGENIC AUTOREACTIVE B CELL
Autoantibody Receptor
ANTI-CD19 ANTIBODY FRAGMENTS
AUTOANTIGEN
Targeting Domain
CD137 Costimulatory Domain
CD3-Zeta Signaling Domain
CAR T CELL
CAAR T CELL

Chimeric Antigen Receptor T cell
Kymriah

Chimeric AutoAntibody Receptor T cell
CABA CAAR T

Cabaletta Bio™
6

Our CABA (Cabaletta Approach for Selective B cell Ablation) Platform Proven ability to identify multiple product candidates Epitope mapping to determine regions targeted by autoantibodies Optimizing CAAR construct / design with the goal of selectively ablating reactive B cells Preclinical in vitro and in vivo testing to evaluate efficacy and safety Scientific, clinical and commercial assessment to inform product candidate development Mucosal pemphigus vulgaris (mPV) Multiple product candidates Epitope mapping CAAR construct / design In vitro studies In vivo studies GMP manufacturing Clinical trial development Scientific, clinical and commercial assessment

Cabaletta Pipeline * In our discovery stage, we perform epitope mapping and optimize CAAR construct and design. ** May not be required if Phase 2 is a registrational clinical trial. Multiple disease targets with preclinical evidence of selective and specific target engagement DSG3-CAART Mucosal Pemphigus Vulgaris DSG3/1-CAART Mucocutaneous Pemphigus Vulgaris MuSK-CAART MuSK Myasthenia Gravis FVIII-CAART Hemophilia A with FVIII Alloantibodies PEMPHIGUS Phase 1 Phase 2 Phase 3** Preclinical Discovery*

CAR T therapy products are approved for B cell cancers Cabaletta product candidates are filling an adjacent white space Clinical Pivotal Marketed Oncology B Cell-Mediated Allo/Autoimmune Diseases DSG3-CAART (mPV) MuSK-CAART (MG) FVIII-CAART (HemA inhibitor) DSG3/1-CAART (mcPV) Preclinical / Discovery FcRn’s (argenx, Alexion, others) BTK’s (Principia, others) * * * T-reg = T-regulatory, NK = Natural Killer, RBC = Red Blood Cell, Macroph = Macrophage = Cabaletta pipeline products * = non-cell therapy Cabaletta pipeline competitors CAR T (Oncology) / CAAR T (Allo/Autoimmune) T-reg, NK, TCR, RBC, macroph1…

CAR T therapy products are approved for B cell cancers Cabaletta product candidates are filling an adjacent white space Clinical Pivotal Marketed CAR T (Oncology) / CAAR T (Allo/Autoimmune) T-reg, NK, TCR, RBC, macroph1… Oncology B Cell-Mediated Allo/Autoimmune Diseases Preclinical / Discovery Patent Portfolio US: 1 issued / 6 filed Foreign: 13 applications T-reg = T-regulatory, NK = Natural Killer, RBC = Red Blood Cell, Macroph = Macrophage

Patent rights pursued on a target by target basis Pursuing multiple levels of protection for CAAR constructs protein, nucleic acid, and engineered cells; and their use Expiration Dates: 2035-2039 (without patent term extensions) First issued US patent for CAAR therapy in pemphigus Exemplary Composition of Matter Claim “A genetically modified cell comprising a CAAR comprising an extracellular domain comprising DSG1, DSG3, or a fragment thereof that binds an autoantibody expressed on a B-cell, a transmembrane domain, and an intracellular signaling domain, wherein the cell expresses the CAAR and binds the autoantibody expressed on the B cell or induces killing of the B cell expressing the autoantibody.” Patent rights owned by the University of Pennsylvania (Penn) or co-owned by Penn and the Children’s Hospital of Philadelphia and exclusively licensed globally to Cabaletta Distinct from CD19 directed CAR T patents, initial CAAR T patent covers entire human antigen Overview of Intellectual Property Strategy

DSG3-CAART for mucosal pemphigus vulgaris patients

Pemphigus Vulgaris CAAR T Preclinical Development (video) Ellebrecht…Milone, Payne, Science 2016 Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease  Christoph T. Ellebrecht,1 Vijay G. Bhoj,2 Arben Nace,1 Eun Jung Choi,1 Xuming Mao,1 Michael Jeffrey Cho,1 Giovanni Di Zenzo,3 Antonio Lanzavecchia,4 John T. Seykora,1 George Cotsarelis,1 Michael C. Milone,2*† Aimee S. Payne1*†

# Pemphigus Vulgaris

## Epidemiology, clinical signs and treatment



http://www.danderm-pdv.is.kkh.dk/atlas/3-157.html



http://www.dermis.net/bilder/CD008/550px/img0042.jpg

| | **Mucosal PV:** 25% of U.S. pemphigus vulgaris | **Mucocutaneous PV:** 75% of U.S. pemphigus vulgaris |
|---|---|---|
| Associated Antibody | **Anti-DSG3** | **Anti-DSG3 + Anti-DSG1** |
| Clinical Signs | Painful blisters of the orifices (mouth, nose, larynx, esophagus, eyes, genitalia, rectum) | Blisters on orifices and skin |
| Disease Incidence (US / EU) | 350 / 600 | 1,050 / 1,800 |
| Disease Prevalence (US / EU) | 4,250 / 6,250 | 12,750 / 18,750 |

### Current Treatment

- **Broad immunosuppression** with steroids, methotrexate, mycophenolate and/or azathioprine is **modestly effective and/or poorly tolerated.** Similar challenges with intravenous immunoglobulin (IVIG)
- B cell depletion with **rituximab**[1,2,3] offers **transient remission** (clinical & serologic) with **up to 90% of responders relapsing** without chronic therapy
- Chronic B cell depletion with rituximab: **5.4% annual risk of severe infection** and up to **1.9% lifetime risk of fatal infection**

Patients and physicians want safer and more effective treatment options

Image credit: D@nderm

1. Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040.
2. Kushner, Carolyn J., et al. "Factors Associated With Complete Remission After Rituximab Therapy for Pemphigus." JAMA dermatology (2019).
3. Jancin, Bruce. "Rituximab bests mycophenolate in pemphigus vulgaris," Dermatology News, Nov 2019, Vol. 50:11, p. 2.; Press Release, Roche, 14 Oct 2019.

Caballeta Bio™

14

# PV is an optimal lead indication for CAAR T therapy

## DSG3 antibodies are widely considered to be necessary and sufficient to cause PV[1]

1



Serum anti-DSG3 **antibodies are 98 - 100% sensitive *and* specific**

2


Anti-desmoglein 3 antibodies ELISA values (U/mL)
1200
1000
800
600
400
300
200
100
0
0 60 120 180 240 300 360 420 480 540 600 660 720
Days

**Depletion of B cells** by rituximab[2] or antibody by plasmapheresis **transiently improves clinical disease**

3


anti-
Dsg

The B cell repertoire and **antigenic epitopes** on DSG1/3 **are well understood**, and formed the basis for DSG3 and DSG1 CAAR designs

4



The DSG3 CAAR has **published animal model** proof-of-concept validation

1. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.
2. Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040.

Cabaletta Bio™

15

# DSG3-CAART encompasses all known pathogenic epitopes

## DSG3 EC1-4 CAAR is designed to target all known pathogenic B cells in mPV anti-EC1 2
AK23, Px43, Px44, 6G2C11, F779
anti-EC3 2
AK18
anti-EC2 2
PVB28, AK19
anti-EC4 2
P2C1, P5D4, P5B6, P3A6, P5E4
costimulatory domains
DSG3-CAART



Transmembrane domain
% of PV sera targeting each domain1
91%
71%
51%
19%
12%
Cytoplasmic tail
EC1
EC2
EC3
EC4
EC5
EC1-4
CD137
CD3ζ

**EC5 directed antibodies are not known to be pathogenic**

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
2. Antibodies that target the specific extracellular domain are shown below each extracellular domain.

Cabaletta Bio™
16

No evidence of toxicity at clinically relevant doses with selective and specific target engagement DSG3-CAART preclinical program summary of results Indicator Final Preclinical Results In vitro off-target toxicity No specific cytotoxicity observed at clinically relevant cell numbers toward a panel of primary human & FcgR-expressing cells No confirmed interactions with human membrane proteins In vivo off-target toxicity No detected off-target effects at clinically relevant doses Anti-DSG3 autoantibody titer Dose-dependent elimination of anti-DSG3 B cells and anti-DSG3 antibody reduction (serologic ‘remission’) CAAR T cell engraftment Dose-dependent increase in CAAR-positive cells observed via flow cytometry Tissue blistering No blistering of oral mucosa (histologic ‘remission’) Anti-DSG3 hybridoma outgrowth Significantly delayed growth or reduction of anti-DSG3 hybridomas, even in the presence of soluble anti-DSG antibodies Tolerability Target Engagement

# Active immune model: target engagement despite soluble antibody

## DSG3-CAART demonstrates target engagement in presence of high polyclonal antibody titer



DSG3 EC1-5 Immunization
Transfer Splenocytes
3 Weeks
3-6 Weeks
DSG3 Knockout Mouse
Generate Anti-DSG3 Antibodies
Immunodeficient Mouse
DSG3 CAART Treatment (EC1-4 domains[1])
Target engagement and no toxicity observed



NTD
DSG3-CAART
DSG3-CAART
#1 #2 #3 #5
#6 #8 #9 #10
#11 #12 #14 #15
Mouse serum IP
Input protein
EC1 EC2 EC3 EC4 EC5 EC1 EC2 EC3 EC4 EC5
#1
#2
#3
#5
#6
#8[2]
#9
#10
#12
#14
#15[2]

1. The DSG3 protein is made of up of 5 extracellular (EC) domains, EC1-5. Antibodies against EC1-4 can be pathogenic, but antibodies against EC5 are not. Therefore, antibodies against EC5 are not targeted by the CAAR by design.
2. In this model, the human DSG3-CAART product is rapidly rejected. In these two animals, an incomplete response against EC1 was observed, which correlated with loss of persistence.

Cabaletta Bio™

18

# DesCAARTes phase 1 clinical trial (IND reviewed and accepted within 30 days)

## Open-label study of DSG3-CAART in mucosal-dominant PV patients (mPV)

**Open-label study to determine the maximum tolerated dose & fractionation of DSG3-CAART in 30 (up to 48) r/r mPV patients**

### Major Inclusion Criteria

- Age: ≥18
- Inadequately managed by standard immunosuppressive therapies
- Confirmed diagnosis
- Active disease
- Anti-DSG3 antibody positive

### Major Exclusion Criteria

- Rituximab in last 6 months
- Prednisone > 0.25mg/kg/day
- Other autoimmune disorder requiring immunosuppressive therapies
- Recent investigational treatment
- ALC < 1,000 at screening

| Part | Cohort | # Subjects |
|---|---|---|
| **A – Dose Escalation**<br>Fractionated infusion at increasing dose levels | A1-A4 | 3(+3) per cohort |
| **B – Dose Consolidation**<br>Consolidating selected dose fractions into a single infusion | B1-B2 | 3(+3) per cohort |
| **C – Expansion**[1]<br>Expanded subject enrollment at final selected dose | C | ~12 |
| | **Total** | **~30(+18)** |

### Study Endpoint & Objectives

**Primary Endpoint:** Adverse Events, including Dose Limiting Toxicity

**Secondary Objectives**: **DSG3 ELISA titer changes**, rate of/time to/duration of remission, manufacturing success rate, CAAR T expansion/persistence

**Go: Identification of a dosing regimen with evidence of target engagement and an acceptable safety profile**

1. FDA has requested, and the Company has agreed, that we will share data from cohort A to inform a discussion on the optimal design of cohort C. According to FDA guidance, the submission of cohort A data is not gating to planned enrollment in cohort B.

Cabaletta Bio™
19

# Clinical trial assessments and timeframes

## Safety assessed acutely and at 3 months, with ability to measure CAART engagement by 6 months



Up to Week -18: Screening
Week -6 to -1: Apheresis and manufacturing
Day -7 to -3: Pre-infusion visit
CAART infusion
8 Days: Acute safety
3 Months: Primary safety endpoint
6 Months: Evidence of target engagement
3 years: Efficacy
15 yrs: Long-term follow-up

| Key Risks | Context and Mitigating Strategies | Options to Consider |
|---|---|---|
| CRS / Neurotoxicity | • CAAR T cells are designed to kill only 0.01-1% of total B cells<br>• No lymphodepletion, low initial dose, dose fractionation | • Manage with standard protocols |
| Soluble antibody | • Toxicity mitigated with conservative dose escalation with fractionation | • Pretreatment with plasmapheresis or IVIG |
| Insufficient efficacy / CAAR T engraftment | • Wide cell dose range planned across cohorts A1 through A4 | • Consider increased dose and/or preconditioning / lymphodepletion |
| Disease flare with medication taper or skin toxicity from cross-reactivity | • Absence of skin toxicity and/or disease flare in preclinical studies | • Topical steroids, oral steroids, or plasmapheresis. |
| New autoimmune disorder or worsening | • Exclude patients with active autoimmune disorders requiring immunosuppressants | • Manage with autoimmune therapies as needed |

### Declining trend in DSG3 antibody titers[1]

Assuming selective B cell ablation in 2-4 weeks, serum IgG (half-life ~3 wks) should fall within 6 months

### Key Potential Efficacy Measures

- DSG3 antibody titer (ELISA)[1]
- Disease activity (clinical)
- Use of steroid / immunosuppressive tx

Cabaletta Bio™

1. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.

20

# Clinical trial communication plan

## By dosing cohort except for serious adverse events that materially change timelines or protocol

- Enrollment
  - Patients dosed over 1-3 weeks for initial cohorts, then followed for at least 2-4 weeks before next patient
  - Timelines may be delayed due to non-material changes or challenges, including among others:
    - identifying appropriate patients for 1st trial of cell therapy in autoimmune disease
    - mitigating risks observed in earlier patients
    - manufacturing prioritization or outcomes
- Safety updates by dosing cohort – limited top-line updates
  - Acute – within 8 days of infusion
  - Primary endpoint safety measures – 3 months
- Target engagement updates by dosing cohort – possible but not expected in lowest dose
  - DSG3 antibody is **necessary and sufficient** to cause mPV (per consensus document[1])
    - DSG3 antibody half-life ~3 weeks
      - Potential evidence of reduction of DSG3 antibody levels within six months
    - Clinical responses including mucosal lesion response and absence of recurrence may take longer

1. Spindler V, Eming R, Schmidt E, et al. Mechanisms Causing Loss of Keratinocyte Cohesion in Pemphigus. J Invest Dermatol 2018;138:32-7.

Cabaletta Bio™
21

# Soluble antibodies may alter the dynamics of DSG3-CAART proliferation

## They can partially activate or inhibit DSG3 CAAR T cells[1]



Increased target engagement
specific lysis [%]
soluble IgG concentration [ug/ml]
EC1-4 vs. PV Ab #1
EC1-4 vs. PV Ab #2
NTD[2] vs. PV Ab #1
NTD[2] vs. PV Ab #2
Decreased target engagement

*Inhibitory antibodies reduce but do not fully prevent DSG3-CAART target engagement*



EC1-4 CAAR
Observations
CFSE[3]
PV serum
anti-DSG3 mAb
normal human IgG
Increased T cell division compared to response to normal human IgG
Cell division

*Antibody induces T cell proliferation*

1. Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." *Science* 353.6295 (2016): 179-184.
2. Non-transduced T cell.
3. CFSE (carboxyfluorescein diacetate succinimidyl ester) is a dye used in flow cytometric monitoring that reduces in intensity as it is distributed in actively dividing cells. Non-dividing cells will retain more CFSE dye.

Cabaletta Bio™ 22

# Preconditioning regimens in CAAR T cell therapy may not be required

## Past successes in HIV and multiple myeloma without preconditioning plus differences in patient populations are relevant[1,2]

- Preconditioning may not be necessary to drive responses in the non-leukemia / lymphoma setting
  - not standard in this patient population and carries safety implications
- Potential activating effect of soluble antibody on engraftment and function is a key consideration
- Multiple infusions, higher dose, and cytokine support may offer safer approach for autoimmune patients
- Recent data in patients with multiple myeloma showed non-significant differences in objective response rate and rate of cytokine release syndrome in patients receiving CART-BCMA with and without lymphodepletion[1]

| Lymphodepletion Mechanism | Oncology | Autoimmunity |
|---|---|---|
| Reduction of T cell growth cytokine sinks[3] | + | + |
| Depletion of suppressor cells[4] | + | - |

*+ Lymphodepletion mechanism likely to apply*
*— Lymphodepletion mechanism unlikely to apply*

***The DesCAARTes trial will begin without a preconditioning regimen, but with a data-driven approach to potential incorporation as warranted***

1. Cohen, Adam D., et al. "B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma." *The Journal of clinical investigation* 129.6 (2019).
2. Scholler, John, et al. "Decade-long safety and function of retroviral-modified chimeric antigen receptor T cells." *Science translational medicine* 4.132 (2012): 132ra53-132ra53.
3. Gattinoni et al. "Removal of homeostatic cytokine sinks by lymphodepletion enhances the efficacy of adoptively transferred tumor-specific CD8+ T cells." *The Journal of Experimental Medicine* 202(7):907-912
4. Wang, Shu and Plautz "Host lymphodepletion augments T cell adoptive immunotherapy through enhanced intratumoral proliferation of effector cells: *Cancer Research* 65(20): 9547-54.

Cabaletta Bio™
23

MuSK-CAART for myasthenia gravis patients

# MuSK MG is a highly feasible and valuable CAAR target

## All known extracellular domains can be included in the CAAR design

- Clinically high unmet need with limited treatment options
- Like pemphigus, autoantibody titers drop after rituximab[1,2], indicating the clinical potential of B cell depletion strategies in MuSK MG



Ig1
Ig2
Ig3
Fz
MuSK has similar modular structure and size as Dsg3



Seronegative MG
Low affinity AChR, LRP4
MuSK MG
Early onset
7:1 female to male ratio
Typically more severe
AChR MG Early Onset
Age <50 ; F>M
AChR MG Late Onset
Age >50 ; M>F
Seronegative 9%
MuSK 6%
AchR - Early Onset 20%
AchR - Late Onset 65%

**Prevalence: ~65,000 patients in the US**

Caballeta Bio™

25

1. Hain, Berit, et al. "Successful treatment of MuSK antibody–positive myasthenia gravis with rituximab." Muscle & Nerve: Official Journal of the American Association of Electrodiagnostic Medicine 33.4 (2006): 575-580.
2. Illa, Isabel, et al. "Sustained response to Rituximab in anti-AChR and anti-MuSK positive Myasthenia Gravis patients." Journal of neuroimmunology 201 (2008): 90-94.

# MuSK CAAR T cells specifically kill anti-MuSK target cells *in vitro*



Luciferase Assay
MuSK CAAR T cells
luciferin
Luciferase-expressing target B cells
Cell death
No ATP =
No bioluminescence
Luminometer



Negative control
Anti-Ig2 MuSK domain Antibody
Anti-Frizzle MuSK Domain Antibody
Increased efficacy
Specific lysis [%]
% of specific lysis
E:T ratio
'Effector to Target ratio'
'Effector to Target ratio'
'Effector to Target ratio'
NTD
MuSK wt CAAR
MuSKmut CAAR
CART-19

Caballeta Bio™

26

1. Sangwook Oh. "Antigen-specific B cell depletion for myasthenia gravis with chimeric autoantibody receptor (CAAR) T cells." American Neurology Associated Annual Conference. November 2019. Poster Presentation.

FVIII-CAART for Hemophilia A inhibitor patients

# Hemophilia A and neutralizing alloantibodies

## B cell-mediated inhibition of Factor VIII reduces efficacy of replacement therapy

- FVIII neutralizing alloantibodies can block protein or gene replacement therapy
  - Increased incidence in severe disease where native FVIII is not present
- Inhibitors persist in 70% of patients despite tolerance induction therapy[3]

**US Hemophilia A Population**



Mild
25%
Moderate
15%
Severe
45%
Severe - FVIII
Antibody
15%

**Total US: 20,000 patients**

| | Hemophilia A Population (US only) | | |
|---|---|---|---|
| | Mild | Moderate | Severe |
| **FVIII levels** | 5-40% | 1-5% | <1% |
| **% of cases** | 25%[1] | 15%[1] | 60% (~12,000 patients)[1,2] |
| **Consequence** | Bleeding after trauma or surgery | Hemarthrosis, synovitis muscle contracture cerebral stroke, death | Debilitating hemarthrosis muscle necrosis strokes, death |
| **Risk of FVIII neutralizing alloantibodies** | Minimal | Moderate (~10%)[3] | High (~25%)[3] ~3,000 US patients |

1. https://www.hemophilia.org/Bleeding-Disorders/Types-of-Bleeding-Disorders/Hemophilia-A.
2. Peyvandi, Flora, et al. "A randomized trial of factor VIII and neutralizing antibodies in hemophilia A." New England Journal of Medicine 374.21 (2016): 2054-2064.
3. Arruda, Valder R., and Ben J. Samelson-Jones. "Gene therapy for immune tolerance induction in hemophilia with inhibitors." Journal of Thrombosis and Haemostasis 14.6 (2016): 1121-1134.

Cabaletta Bio™
28

# Current management of FVIII neutralizing alloantibodies

## 3-fold increased risk of hemophilia related death; overall 40% higher mortality

## Recombinant FVIII

| | Takeda | SANOFI |
|---|---|---|
| **Product** | Advate / Adynovate | Eloctate |
| **Mechanism** | rFVIII therapy | rFVIII therapy |



FVIII replacement (on demand or prophylaxis)
Inhibitor development
< 5 BU titer
> 5 BU titer
Increase FVIII dose
Bypassing therapy
Persistent Inhibitor
Immune Tolerance Induction (ITI) Therapy
Alternate ITI Regimens
60%
40%
Inhibitor eradication
5-35% Relapse
Persistent Inhibitor

## Bypassing Therapy

| | Roche | Takeda | novo nordisk |
|---|---|---|---|
| **Product** | Hemlibra | FEIBA | NovoSeven |
| **Mechanism** | Bispecific antibody binding FIX / FX | Bypass inhibitor | Bypass inhibitor |

1. Kempton, Christine L., and Gilbert C. White. "How we treat a hemophilia A patient with a factor VIII inhibitor." Blood 113.1 (2009): 11-17.
2. Wermke, Martin, et al. "Successful eradication of acquired factor-VIII-inhibitor using single low-dose rituximab." Haematologica 95.3 (2010): 521.

Cabaletta Bio™
29

FVIII-CAART Bridging Therapy Potentially complementary to gene therapy products in development FVIII-CAART value proposition is unique Today Future Potential Inhibitors Immune Tolerance Induction (ITI) / Hemlibra Bypassing Therapy ITI Hemlibra Gene Therapy / rFVIII Poorly Managed No Inhibitors Cure / Functional Cure Currently no effective treatment to eradicate inhibitors Managing HA patients with inhibitors can be up to $1M per year Inhibitors (Adult) Scenario 1 Scenario 2 FVIII-CAART Bridging Therapy Gene Therapy (Pediatric Not Eligible) Inhibitors (Pediatric) No Inhibitors Cure

# FVIII-CAART for hemophilia A patients with inhibitors


anti-A2
~52%
anti-C1
~57%
A1
A2
B
A3
C1
C2
anti-C2
~81%
anti-A1
anti-A3

**Epitopes on several domains of FVIII may bind pathogenic alloantibodies (inhibitors) in patients with Hemophilia A**

Kahle, Joerg, et al. "Frequency and epitope specificity of anti–factor VIII C1 domain antibodies in acquired and congenital hemophilia A." *Blood* 130.6 (2017): 808-816.

Cabaletta Bio™
31

Selective and specific target engagement FVIII-CAART in vitro proof of concept data Cytotoxicity Cabaletta is developing optimized constructs designed to maximize the number of pathogenic domains and patients covered by the potential product candidate FVIII-CAAR Linker / Transmembrane Neg Control CAAR

DSG3/1-CAART for mucocutaneous PV patients

# DSG3/1-CAART for mucocutaneous PV (mcPV)

## Designed to cover all known pathogenic epitopes

- DSG3/1 CAARs designed for mcPV
  - DSG3 and DSG1 autoantibodies
  - most severe and common form of PV (~75%)
  - mucosal blistering, plus skin erosion and blistering
  - managed with immune suppression, similar to mPV
    - high risk of relapse
    - potential for hospitalizations and fatal infections



Transmembrane domain
% of PV sera targeting each domain[1]
98%
26%
9%
4%
7%
Cytoplasmic tail
EC1
EC2
EC3
EC4
EC5
EC1-4
CD137
CD3ζ

- DSG1-CAART demonstrated specific cytotoxicity *in vitro to anti-DSG1 B cells*
  - DSG1-CAART + DSG3-CAART together demonstrated cytotoxicity toward both anti-DSG3 and anti-DSG1 B cells



PF1-8-15
(anti-Dsg1 EC1)
F779
(anti-Dsg3 EC1)
% Specific lysis
80
60
40
20
0
1
3
10
30
Effector:Target ratio
Non-transduced
Dsg3 EC1-4
Dsg1 EC1-4
Dsg3 + Dsg1
CART19

**DSG1 EC1- 4 CAAR showed robust & specific *in vitro* cytotoxicity towards all known pathogenic epitopes**

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.

Cabaletta Bio™

34

DSG1 CAAR T cells and DSG1 + DSG3 CAAR T No detected in vivo skin toxicity induced by DSG3/1-CAART DSG1 CAAR DSG3+DSG1 CAAR Anti-DSG CAR (Positive control) CART19 (Negative Control) CD3 H&E Designing optimal construct with both antigens in a single CAAR Lee, Jinmin, et al., "Preclinical development of desmoglein chimeric autoantibody receptor (CAAR) T cells for pemphigus therapy", Poster presented at: International Investigative Dermatology 2018, Orlando, FL.

Manufacturing

Manufacturing strategy: three stages Risk mitigating, capital efficient, milestone gated progression proceeding as planned Stage 1: Penn DSG3-CAART Phase 11 Stage 2: CMOs & CABA Process MuSK-CAART Phase 1 Stage 3: Cabaletta Facility Commercialization & Scale-Up Data permitting Partnership established; Clinical vector validated CMO negotiations ongoing for vector and cell production Facility design engineering 2020 Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data reflecting alignment. Cell Processing CMO 2019 - 2021 - Data gated investment

# CAR T vs CAAR T manufacturing process[1]

## Vector production and cell processing are key risks mitigated by strategy, partnership, process, and people

Vector Production → Apheresis Collection of T cells → T Cell Activation → Transduction → CAAR T Expansion → Concentration, Washing and Formulation

✓ ✓ ✓ ✓ ✓ ✓

- Conserving the clinically validated CD19 CAR cell manufacturing process minimizes confounding risks
  - Supported Kymriah BLA approval; sufficient for commercial use
  - Penn process, not Novartis process; avoids Kymriah release challenges[2]
- Cross referenced the Penn IND to minimize operational risk
  - DSG3-CAART IND accepted within routine 30 day window following submission using Penn standard operating procedures
  - Clinical scale engineering runs have delivered successful DSG3-CAART product
  - Development work has demonstrated efficient manufacture of T cells from PV patients[3]
- Capacity of up to 3 runs a month has been contractually secured with Penn
- DSG3 vector supply secured for next 2-3 years

1. Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data reflecting alignment.
2. Manufacturing challenges were due to release specifications: https://www.biopharmadive.com/news/novartis-hits-car-t-manufacturing-snag-as-kymriah-sales-disappoint/528202/.
3. T cells isolated from patients with a range of treatment regimens of low to high intensity were tested; the highest intensity regimen and patients with ALC<1000 cells/uL expanded less well and will be excluded from the trial design.

Cabaletta Bio™
38

An experienced team has accelerated IND filing but faces expected ‘academic CMO’ challenges ahead The Penn-Cabaletta1 Alliance In addition to the cofounders, Steven Nichtberger, MD is a professor at Penn, and Gwendolyn Binder PhD is a former employee at Penn. Porter, David L., et al. "Chimeric antigen receptor–modified T cells in chronic lymphoid leukemia." New England Journal of Medicine 365.8 (2011): 725-733. 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 CART 019 IND enabling work Data published on first 3 patients2 Novartis – Penn Alliance announced Kymriah approved IND 13960 opened Michael Milone, MD PhD Gwen Binder, PhD Aimee Payne, MD PhD Steven Nichtberger, MD Gwen Binder, PhD 2021 2020 2019 2018 2017 2016 2015 DSG3-CAART IND enabling work IND for DSG3-CAART accepted Projected date for initial acute safety data Penn alliance governance structure established and operating teams advancing DSG3-CAART plans Penn manufacturing contracts signed Michael Milone, MD PhD Joint Steering Committee (JSC) Joint Operations Committee (JOC)

Financial Update

Key financial highlights and funding history Financial Highlights 9 months ended 09/30/2019 Proforma 09/30/2019 Cash and Cash Equivalents $71.0mn $142.1mn1 Operating Expenses $12.8mn $12.8mn Cash Runway - At least through 1Q 2022 Funding History Round Date Amount ($mn) New Investors Convertible Notes May 2018 $12.5 Series A October 2018 $25.3 Series B January 2019 $50.0 IPO October 2019 $80.02 All prior financial investors plus new investors Includes $71mn in net proceeds from IPO. Includes partial exercise of the option to purchase additional shares in November 2019.

2019 Recruited uniquely qualified leadership team with longstanding connections Established broad alliance with Penn to accelerate DSG3-CAART clinical development Secured first issued US product patent and expanded portfolio Expanded Penn license to include filed patents for one additional target Manufactured and qualified vector for clinical trial, completed manufacturing engineering runs IND accepted for DSG3-CAART, IRB process being initiated In vitro MuSK-CAART data presented at scientific meeting 2020 DesCAARTes clinical trial Initiate trial and generate acute tolerability (8 day) data from initial patient cohort MuSK-CAART Present in vivo target engagement data and initiate IND-enabling studies Initiate validation of manufacturing with CMO for clinical program Incorporate advanced technologies as warranted Recent and anticipated catalysts

Selective B cell ablation for autoimmune disease February 2020